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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   November 18, 1996
                                                         -----------------


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)



          DELAWARE                     0-5751                 95-2594724
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          (Identification No.)



      1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA     92625
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          (Address of principal executive offices)                (zip code)



                                 (714) 222-2273
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS
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The Company announced on November 18, 1996 that it had commenced an exchange offer, which is being made to the holders of its 7 1/2% Convertible Subordinated Debentures Due April 15, 2010 (the "Debentures"). Debentureholders will receive an Offering Circular in connection with the Exchange Offer made by the Company and scheduled to expire December 23, 1996. The Company is offering therein to exchange $500 in cash plus 16 shares of Common Stock plus an additional $80 in cash and eight shares of Common Stock for the surrender of each $1,000 of outstanding principal amount of Debentures, including the waiver by the Debentureholder of all interest accrued and unpaid on such principal amount.

In connection with the Exchange Offer, the Company also announced that it has also mailed proxy materials to its Debentureholders in connection with the related solicitation of consents to rescind, among other things, the acceleration of all principal and interest due on the Debentures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.


EXHIBIT NO.      DESCRIPTION
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  99.13          Press Release dated November 18, 1996.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMPREHENSIVE CARE CORPORATION
                                                   (Registrant)


                                           By: /s/ KERRI RUPPERT
                                               ------------------------------
                                               Kerri Ruppert,
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


Dated: November 22, 1996


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